SCHEDULE C

TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of August 10, 2006)

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund	JPMorgan Fleming Japan Fund
JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund (this name change effective 12/15/2005)
JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06)
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund
JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan International Equity Index Fund	One Group International Equity Index Fund

Current Name	Prior Name
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Value Advantage Fund	N/A
JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan Micro Cap Fund	N/A
Highbridge Statistical Market Neutral Fund	N/A
JPMorgan Intrepid Long/Short Fund	N/A
JPMorgan Strategic Small Cap Value Fund	N/A
JPMorgan International Realty Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund	JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund
JPMorgan Strategic Income Fund	JPMorgan Global Strategic Income Fund (name effective until 6/16/06)
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund
JPMorgan Kentucky Tax Free Bond Fund	One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund	One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund

Current Name	Prior Name
JPMorgan Ultra Short Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06)
JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Real Return Fund	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A
JPMorgan SmartRetirement 2010 Fund	N/A
JPMorgan SmartRetirement 2015 Fund	N/A
JPMorgan SmartRetirement 2020 Fund	N/A
JPMorgan SmartRetirement 2030 Fund	N/A
JPMorgan SmartRetirement 2040 Fund	N/A

*          *          *          *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

J.P. Morgan Fleming Series Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:	/s/ Robert L. Young
Name:	Robert L. Young
Title:	Senior Vice President

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Nancy E. Fields
Name:	Nancy E. Fields
Title:	Vice President